UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2005

DIEDRICH COFFEE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-21203	33-0086628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28 Executive Park, Suite 200

Irvine, California 92614

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (949) 260-1600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This Current Report on Form 8-K/A is being filed to revise Item 4.02 to include information regarding the nature of the accounting errors that are being corrected.

Item 2.02 Results of Operations and Financial Condition

On April 1, 2005, Diedrich Coffee, Inc. (the “Company”) issued a press release announcing that it expects to restate certain of its prior period financial statements.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Following a review of its lease accounting policies, the Company plans to adjust its accounting for leases and expects to restate certain of its prior period financial statements. The review resulted in a determination that the following errors required correction:

•	Incorrect depreciation lives were used to amortize leasehold improvements. Some assets were depreciated over longer lives than the base lease term. Other assets were depreciated over periods that were longer than the useful lives of the assets.

•	In some cases existing leasehold improvements were not retired when they were replaced by new leasehold improvements that went into service during remodeling.

•	A review of accounting for rent expense revealed that in several instances “free rent” and tenant improvement allowances were not properly amortized on a straight-line-basis over the primary lease term.

On April 1, 2005 the Company’s Audit Committee concluded that it concurred with management’s recommendation that the Company restate its financial statements for the fiscal years ended July 3, 2002, July 2, 2003 and June 30, 2004 and for the first and second quarters of the current fiscal year to correct errors in lease accounting. The Company’s Audit Committee has discussed the matters disclosed in this filing under Item 4.02(a) with the Company’s independent accountants. The proposed corrections relate to the periods audited by the Company’s former independent accountants who have indicated that they will not be in a position to agree or disagree with the proposed corrections until they have completed their review.

The Company recommends non-reliance on such historical financial statements until such financial statements have been re-filed with the SEC.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description
99.1	Press Release, dated April 1, 2005. Incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 1, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 8, 2005

DIEDRICH COFFEE, INC.

By:	/s/ Martin A. Lynch
Martin A. Lynch
Chief Financial Officer